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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                                NOVEMBER 12, 2002
                Date of report (Date of earliest event reported)


                                   ADVO, INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                      1-11720                 06-0885252

  (State or other jurisdiction     (Commission file number)     (IRS Employer
of incorporation or organization)                            Identification No.)



         ONE UNIVAC LANE, P.O. BOX 755, WINDSOR, CONNECTICUT 06095-0755
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (860) 285-6120
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ITEM 5. OTHER EVENTS

On November 12, 2002, ADVO, Inc. (the "Company") announced that after 17 years of service, Julie Abraham, Senior Vice President and Chief Financial Officer, has decided to leave the company for personal reasons.

While ADVO recruits for a new Chief Financial Officer, Don McCombs, ADVO Executive Vice President and President of Operations will fill the role, which he has held previously. Ms. Abraham has agreed to assist ADVO during the transition process.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed herewith:


Exhibit No.   Description
-----------   -----------
99(a)         Press release, dated November 12, 2002, Filed herewith.
              issued by the Company.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          ADVO, Inc.
Date: November 13, 2002

                                          By /s/ David Stigler
                                            --------------------------------
                                               David Stigler
                                               Senior Vice President
                                               Chief Legal and Public Affairs
                                               Officer, General Counsel and
                                               Corporate Secretary


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                                  EXHIBIT INDEX


                                                           Incorporation by
Exhibit No.     Description                                Reference
-----------     -----------                                ---------
99 (a)          Press release dated November 12, 2002,     Filed herewith.
                issued by the Company.